Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    June 30, 2017

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	8/1/2017	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    June 1, 2017 to June 30, 2017

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$5,172,583.27	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	927,114.66		16,447,405.51
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$927,114.66		$16,447,405.51

3.	Cash Disbursements
	Operations	1,664,908.38		21,759,985.55
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	0		36,063.18

	Total Cash Disbursements	$1,664,908.38		$22,050,370.33

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(737,793.72)		(5,602,964.82)

5.	Ending Cash Balance (to Form 2-C)	$4,434,789.55	(2)	$4,434,789.55	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	4,070,520.33

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	ANB Bank - 2000007113	173,982.97

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$4,434,789.55	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    June 1, 2017 to June 30, 2017

CASH RECEIPTS DETAIL	Account No:	2000004201

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
6/2/2017	Wells Fargo Bank West	Misc - ANB Bank interest	$0.18
6/2/2017	Insurance Brokerage Antitrust	Misc Refund	50.00
6/2/2017	Crestone Peak Resources	Revenue - non-operated properties	107.01
6/2/2017	Peak Powder River Resoures LLC	Revenue - non-operated properties	136.02
6/2/2017	SM Energy	Revenue - non-operated properties	158.05
6/2/2017	Zavanna, LLC	Revenue - non-operated properties	882.43
6/2/2017	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	902.73
6/2/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,157.53
6/2/2017	Hilcorp Energy Company	Revenue - non-operated properties	1,178.13
6/2/2017	Anadarko Petroleum Corp.	Revenue - non-operated properties	4,369.58
6/2/2017	Statoil Oil & Gas LP	Revenue - non-operated properties	4,402.05
6/2/2017	Warren Resources, Inc.	Joint interest billing reimbursement	61,251.42
6/6/2017	EOG Resources, Inc.	Revenue - non-operated properties	3.79
6/6/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	450.99
6/6/2017	URBAN OIL & GAS GROUP, LLC	Revenue - non-operated properties	484.70
6/6/2017	BreitBurn Operating LP	Revenue - non-operated properties	3,758.31
6/7/2017	Jackal Oil Company	Joint interest billing reimbursement	5.45
6/7/2017	Cajun-Ivy Investments	Joint interest billing reimbursement	7.32
6/7/2017	Exxon Mobile Corporation	Revenue - non-operated properties	38.28
6/7/2017	Carbon Creek Energy, LLC	Revenue - non-operated properties	703.89
6/13/2017	Oasis Petroleum North America	Revenue - operated properties	4,862.49
6/20/2017	SM Energy	Revenue - operated properties	1.50
6/20/2017	Black Bear Oil Corp.	Revenue - operated properties	3.10
6/20/2017	Thunder Oil and Gas	Joint interest billing reimbursement	4.08
6/20/2017	Chinn Family LTD Partnership	Joint interest billing reimbursement	9.98
6/20/2017	HHE - AS - 2005	Joint interest billing reimbursement	10.87
6/20/2017	PetroHill Resources, LLC	Joint interest billing reimbursement	17.69
6/20/2017	Cajun-Ivy Investments	Joint interest billing reimbursement	20.18
6/20/2017	Mike Bonds	Joint interest billing reimbursement	23.59
6/20/2017	Chinn Family LTD Partnership	Joint interest billing reimbursement	27.19
6/20/2017	Powder River Energy Group	Coop Capital Distribution	27.48
6/20/2017	EOG Resources, Inc.	Revenue - operated properties	46.54
6/20/2017	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	66.08
6/20/2017	Tundra Resources LLC	Joint interest billing reimbursement	113.23
6/20/2017	Cimarex Energy Co.	Revenue - operated properties	159.72
6/20/2017	Oasis Petroleum North America	Revenue - operated properties	1,248.08
6/20/2017	Oasis Petroleum North America	Revenue - operated properties	4,946.58
6/20/2017	XTO Energy	Revenue - operated properties	6,685.42
6/23/2017	XTO Energy	Revenue - operated properties	791.29
6/26/2017	XTO Energy	Revenue - operated properties	1,145.23
6/26/2017	ConocoPhillips Company	Revenue - non-operated properties	26,494.56
6/28/2017	Wind River Resources	Revenue - non-operated properties	14.42
6/28/2017	SM Energy	Revenue - operated properties	131.54
6/28/2017	K.P. Kauffman Company, Inc.	Revenue - operated properties	177.97
6/28/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	400.95
6/28/2017	Anadarko Petroleum Corp.	Revenue - non-operated properties	4,823.09
6/30/2017	Summit Energy LLC	Revenue - operated properties	794,783.07

6/30/2017	AliExpress	Exchange Rate Adjustment	7.00

		Total Cash Receipts	$927,090.78	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    June 1, 2017 to June 30, 2017

CASH RECEIPTS DETAIL	Account No:	2000007113

 (attach additional sheets as necessary)

Date	Payer	Description	Amount

6/30/2017	ANB Bank	June 2017 interest	23.88

		Total Cash Receipts - Operations	$23.88	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    June 1, 2017 to June 30, 2017

CASH DISBURSEMENTS DETAIL	Account No:	2000004201

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
6/8/2017	46904	361 Services Inc	General and administrative expenses	$10,597.50
6/8/2017	46905	Alsco	Field operating expenses	566.76
6/8/2017	46906	Bracewell LLP	Legal fees - Creditor	4,871.50
6/8/2017	46907	Cassidy Mikesell, D.B.A	Field operating expenses	2,625.00
6/8/2017	46908	Continental Industries	Field operating expenses	4,637.50
6/8/2017	46909	DNOW03	Field operating expenses	2,065.68
6/8/2017	46910	Davis Construction	Field operating expenses	971.50
6/8/2017	46911	Faegre Baker Daniels LLP	Legal fees - Creditor	1,656.00
6/8/2017	46912	Homax Oil Sales Inc.	Field operating expenses	2,989.27
6/8/2017	46913	Innovative Office Solutions	General and administrative expenses	129.39
6/8/2017	46914	Iron J Towing Inc	Field operating expenses	500.00
6/8/2017	46915	James T. Albi	Employee expense reimbursement	337.14
6/8/2017	46916	KLX Energy Services LLC	Field operating expenses	25,431.51
6/8/2017	46917	Konica Minolta	General and administrative expenses	616.31
6/8/2017	46918	NOV Process & Flow	Field operating expenses	6,763.84
6/8/2017	46919	Northern Lights Energy	Field operating expenses	5,020.26
6/8/2017	46920	Onsager | Fletcher |	Legal fees - Debtor	12,719.78
6/8/2017	46921	PMI, Inc.	Field operating expenses	55.50
6/8/2017	46922	Roberto Lopez-Zaragoza	Employee expense reimbursement	23.30
6/8/2017	46923	Rocky Mountain Power	Field operating expenses	128,736.78
6/8/2017	46924	Ron's Contract Pumping Serv.	Field operating expenses	603.00
6/8/2017	46925	Union Telephone Company	Field operating expenses	989.30
6/8/2017	46926	Warren Energy Services	Joint interest billing payment	67,996.83
6/8/2017	46927	Warren Resources, Inc.	Joint interest billing payment	141,681.91
6/8/2017	46928	Winchester Well Service, Inc.	Field operating expenses	13,690.14
6/8/2017	46929	Zedi	Field operating expenses	6,847.80
6/15/2017	46930	361 Services Inc	General and administrative expenses	6,855.00
6/15/2017	46931	Adam Fenster	Employee expense reimbursement	1,188.00
6/15/2017	46932	All American Records	General and administrative expenses	183.73
6/15/2017	46933	Ameri Copy Printing, Inc.	General and administrative expenses	167.40
6/15/2017	46934	Cantorco, Inc.	General and administrative expenses	5,100.00
6/15/2017	46935	Carbon Cty Weed & Pest	Field operating expenses	827.39
6/15/2017	46936	Complete Energy Services, Inc.	Field operating expenses	364.00
6/15/2017	46937	Culligan, Inc.	General and administrative expenses	32.33
6/15/2017	46938	Dubois Telephone Exchange	Field operating expenses	239.23
6/15/2017	46939	GTT Communications, Inc	General and administrative expenses	703.60
6/15/2017	46940	H2E Incorporated	Field operating expenses	600.00
6/15/2017	46941	Homax Oil Sales Inc.	Field operating expenses	544.77
6/15/2017	46942	Lindquist & Vennum LLP	Legal fees - Creditor	13,865.49
6/15/2017	46943	Office of State Lands & Invest	Payment of royalties/overrides	5,349.17
6/15/2017	46944	Oil & Gas Conservation Comm.	Conservation taxes	363.94
6/15/2017	46945	PDS Energy Information Inc.	General and administrative expenses	125.56

6/15/2017	46946	Patrick R. Sheehan	Field operating expenses	700.00
6/15/2017	46947	Powder River Energy Group	Field operating expenses	42.82
6/15/2017	46948	REDDOG Systems Inc.	General and administrative expenses	1,155.00
6/15/2017	46949	Rawlins Automotive, Inc.	Field operating expenses	339.70
6/15/2017	46950	Rebecca Deck	General and administrative expenses	216.58
6/15/2017	46951	Robidoux Oilfield Services	Field operating expenses	106.00
6/15/2017	46952	True Value of Rawlins	Field operating expenses	31.11
6/15/2017	46953	Verizon Wireless	Field operating expenses	75.49
6/15/2017	46954	Winchester Well Service, Inc.	Field operating expenses	26,119.32
6/15/2017	46955	Zedi	Field operating expenses	4,673.40
6/20/2017	46956	Anadarko E&P Onshore LLC	Joint interest billing payment	2,592.22
6/20/2017	46957	BreitBurn Operating LP	Joint interest billing payment	7,023.17
6/20/2017	46958	Burlington Resources	Joint interest billing payment	20,392.06
6/20/2017	46959	C&G Roustabout Services, LLC	Field operating expenses	1,365.52
6/20/2017	46960	Chevron USA, Inc.	Joint interest billing payment	502.17
6/20/2017	46961	Computershare Trust Co, Inc.	General and administrative expenses	552.52
6/20/2017	46962	GMT Exploration Comp. LLC	Joint interest billing payment	979.38
6/20/2017	46963	Hilcorp Energy Company	Joint interest billing payment	734.57
6/20/2017	46964	KLX Energy Services LLC	Field operating expenses	2,840.80
6/20/2017	46965	Kel-Tech, Inc.	Field operating expenses	6,703.09
6/20/2017	46966	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	25.15
6/20/2017	46967	Linn Energy LLC	Joint interest billing payment	45.87
6/20/2017	46968	Moncrief Royalty Account	Joint interest billing payment	2,028.84
6/20/2017	46969	NOV Process & Flow	Field operating expenses	10,197.20
6/20/2017	46970	Oasis Petroleum North America	Joint interest billing payment	900.66
6/20/2017	46971	PRE Resources Rockies, L.P.	Joint interest billing payment	1,501.27
6/20/2017	46972	QEP Energy Company	Joint interest billing payment	800.46
6/20/2017	46973	Statoil Oil & Gas LP	Joint interest billing payment	5,988.27
6/20/2017	46974	URBAN OIL & GAS GROUP, LLC	Joint interest billing payment	1,188.22
6/20/2017	46975	Winchester Well Service, Inc.	Field operating expenses	10,938.48
6/29/2017	46988	361 Services Inc	General and administrative expenses	2,688.50
6/29/2017	46989	Alsco	Field operating expenses	896.63
6/29/2017	46990	Brent Hathaway	Directors' fees	7,500.00
6/29/2017	46991	C&G Roustabout Services, LLC	Field operating expenses	379.04
6/29/2017	46992	CSI Compressco Inc.	Field operating expenses	12,108.78
6/29/2017	46993	Cantorco, Inc.	General and administrative expenses	4,565.00
6/29/2017	46994	Complete Energy Services, Inc.	Field operating expenses	4,623.00
6/29/2017	46995	DNOW03	Field operating expenses	26,454.54
6/29/2017	46996	Davis Construction	Field operating expenses	600.50
6/29/2017	46997	Davis Family Inc.	Field operating expenses	518.83
6/29/2017	46998	Drummond Refrigeration LLC	Field operating expenses	268.45
6/29/2017	46999	EON Office	General and administrative expenses	268.97
6/29/2017	47000	FireSteel Well Service Inc	Field operating expenses	2,030.35
6/29/2017	47001	High Desert Services	Field operating expenses	786.00
6/29/2017	47002	Homax Oil Sales Inc.	Field operating expenses	1,843.24
6/29/2017	47003	Norco, Inc	Field operating expenses	142.04
6/29/2017	47004	PayFlex Systems USA, Inc.	General and administrative expenses	100.00
6/29/2017	47005	RPA Advisors, LLC	Professional fees - Creditor	11,560.25
6/29/2017	47006	Rosemont WTC Denver	General and administrative expenses	8,229.45
6/29/2017	47007	Roy G. Cohee	Directors' fees	7,500.00
6/29/2017	47008	Skyline Motors Inc.	Field operating expenses	3,254.66

6/29/2017	47009	Support.com, Inc.	General and administrative expenses	4,305.00
6/29/2017	47010	Taylor Simonton	Directors' fees	7,500.00
6/29/2017	47011	Tin Boy Garage, LLC	Field operating expenses	603.47
6/29/2017	47012	Warren Energy Services	Joint interest billing payment	72,303.60
6/29/2017	47013	Warren Resources, Inc.	Joint interest billing payment	129,531.88
6/29/2017	47014	Winchester Well Service, Inc.	Field operating expenses	3,053.60
6/29/2017	47015	Wyoming Air Quality Division	Field operating expenses	1,624.00
6/29/2017	47016	Wyoming Oil & Gas Cons. Comm,	Field operating expenses	1,200.00
6/29/2017	47017	Zedi	Field operating expenses	1,623.60
6/26/2017	46976	Anne Wilcoxson	Payment of royalties/overrides	220.80
6/26/2017	46977	Belinda R. Ervin	Payment of royalties/overrides	110.41
6/26/2017	46978	Charlene A. Carpenter	Payment of royalties/overrides	188.42
6/26/2017	46979	Corinthian Believer Fellowship	Payment of royalties/overrides	883.22
6/26/2017	46980	Janice Bacon Walker	Payment of royalties/overrides	220.80
6/26/2017	46981	Kfrt	Payment of royalties/overrides	78.52
6/26/2017	46982	Lubnau, LLC	Payment of royalties/overrides	185.47
6/26/2017	46983	M. G. Cook	Payment of royalties/overrides	92.74
6/26/2017	46984	Mullinnix LLC	Payment of royalties/overrides	804.72
6/26/2017	46985	Paula Kay Herzog	Payment of royalties/overrides	110.41
6/26/2017	46986	Wesley R. Clark	Payment of royalties/overrides	220.80
6/26/2017	46987	William C. Eiland	Payment of royalties/overrides	441.61
6/1/2017	debit card	Union Telephone Company	Field operating expenses	232.05
6/1/2017	debit card	CED Inc.	Field operating expenses	78.65
6/1/2017	debit card	Start Meeting	General and administrative expenses	26.90
6/1/2017	debit card	Datarooms.com	General and administrative expenses	436.51
6/2/2017	debit card	Towne Park	General and administrative expenses	722.99
6/5/2017	debit card	PayFlex Systems USA, Inc.	General and administrative expenses	524.00
6/5/2017	debit card	Datarooms.com	General and administrative expenses	673.65
6/5/2017	debit card	GoToMyPC	General and administrative expenses	102.61
6/7/2017	debit card	UPS	General and administrative expenses	193.63
6/12/2017	debit card	PayFlex Systems USA, Inc.	General and administrative expenses	88.40
6/9/2017	ACH	Wyoming Depart of Revenue	Severance taxes	338.94
6/13/2017	debit card	CED Inc.	Field operating expenses	440.49
6/14/2017	debit card	AliExpress	Field operating expenses	128.51
6/15/2017	debit card	Sump Pumps Direct	Field operating expenses	214.99
6/19/2017	debit card	PayFlex Systems USA, Inc.	General and administrative expenses	44.00
6/19/2017	debit card	Avis Car Rental	General and administrative expenses	144.38
6/21/2017	debit card	Microsoft	General and administrative expenses	106.60
6/15/2017	debit card	Union Telephone Company	Field operating expenses	208.82
6/26/2017	ACH	Wyoming Depart of Revenue	Severance taxes	43,628.10
6/28/2017	debit card	Start Meeting	General and administrative expenses	28.81
6/27/2017	debit card	UPS	General and administrative expenses	27.34
6/29/2017	debit card	Comcast	General and administrative expenses	141.00
6/30/2017	wire	Office of Natural Resources	Payment of royalties/overrides	95,116.02
6/29/2017	debit card	CED Inc.	Field operating expenses	104.37
6/29/2017	debit card	CED Inc.	Field operating expenses	28.80
6/27/2017	ACH	Co-Advantage	Payroll 6.30.17	54,748.03
6/13/2017	ACH	Co-Advantage	Payroll 6.16.17	73,213.02
6/1/2017	ACH	Co-Advantage	Payroll 6.2.17	61,140.52
6/2/2017	wire	PacifiCorp	Payment of administrative claim	20,000.00

			Total Cash Disbursements - Operating	$1,264,895.88	(1)

6/2/2017	wire	Warren Resources	Field operating expenses	400,000.00

6/2/2017	EFT	ANB Bank	Wire Transfer Fee	12.50

			Total Cash Disbursements - Operating	$400,012.50	(1)

			Total Cash Disbursements	$1,664,908.38

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    June 30, 2017

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$4,434,790	$10,037,754
Accounts Receivable (from Form 2-E)		1,385,445	1,843,543
Receivable from Officers, Employees, Affiliates		(634,291)	408,716
Inventory		2,238,188	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,594	303,393
	Prepaid expenses and deposits	269,695	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$7,977,421	$15,501,971

Fixed Assets (at cost):
Land		$1,169,034	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,689,707	166,099,098
Total Fixed Assets		167,858,741	167,268,109
Less: Accumulated Depreciation		(120,361,495)	(107,050,551)
Net Fixed Assets		$47,497,246	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$60,951,669	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,069,246	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		244,950	-
Post-petition Taxes Payable (from Form 2-E)		783,219	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	292,570	-
	Other accrued liabilities and expenses	1,047,784	-
Total Post Petition Liabilities		3,437,769	$2,548

Pre Petition Liabilities:
Secured Debt		41,099,202	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,705,478	11,429,928
Total Pre Petition Liabilities		51,915,959	54,482,954

TOTAL LIABILITIES		$55,353,728	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(21,007,969)	-
TOTAL OWNERS' EQUITY		$5,597,941	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$60,951,669	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    June 1, 2017 to June 30, 2017

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$784,863	$14,263,073
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$784,863	$14,263,073

Cost of Goods Sold	699,689	15,244,066

Gross Profit	$85,174	$(980,993)

Operating Expenses:
Officer Compensation	$26,635	$765,077
Selling, General and Administrative	118,758	1,983,347
Rents and Leases	7,606	179,869
Depreciation, Depletion and Amortization	668,986	13,310,946
Other (list):	0	0
	0	0

Total Operating Expenses	$821,985	$16,239,239

Operating Income (Loss)	$(736,811)	$(17,220,232)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	70	4,548
Interest Expense	(49,851)	(1,285,727)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(49,781)	$(1,498,301)

Reorganization Expenses
Legal and Professional Fees	$27,767	$2,227,884
Other Reorganization Expense	0	61,552

Total Reorganization Expenses	$27,767	$2,289,436

Net Income (Loss) Before Income Taxes	$(814,359)	$(21,007,969)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(814,359)	$(21,007,969)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    June 1, 2017 to June 30, 2017

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$-	24,303	(24,303)	$-
Employee FICA taxes withheld	$-	11,849	(11,849)	$-
Employer FICA taxes	$-	12,095	(12,095)	$-
Unemployment taxes	$-			$-
Other:____________________	$-			$-
State
Sales, use & excise taxes	$-			$-
Unemployment taxes	$-			$-
Other:_state income tax withheld	$-	3,515	(3,515)	$-
Local
Personal property taxes	$606,346	57,129		$663,475
Real property taxes	$-			$-
Other:_Severance, Conservation and Occupational Taxes	$117,259	46,875	(44,390)	$119,744
			Total unpaid post-petition taxes	$783,219
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2018	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	7/6/2018	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2017	10/1/2017
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2017	10/1/2017
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2017	10/1/2017
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    June 1, 2017 to June 30, 2017

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				42,295	42,295
Post-petition receivables	1,256,456	1,085	8,635	76,974	1,343,150
Total	1,256,456	1,085	8,635	119,269	1,385,445

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	473,159	85,083	1,930	509,074	1,069,246
Other Payables
Total	473,159	85,083	1,930	509,074	1,069,246

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$11,491	($12,720)		$121,746
Counsel for Unsecured
Creditors' Committee		$208			$60,134
Trustee's Counsel
Accountant					$4,625
Creditor Counsel	$190,286	$5,168	($6,528)		$25,844
Creditor Advisors		$11,560	($11,560)		$26,226
Other:			($13,865)		$6,375
Total	$190,286	$28,427	($44,673)		$244,950
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Adam Fenster	Chief Financial Officer		Compensation - 6/2, 6/16, 6/30		26,635
Adam Fenster	Chief Financial Officer		Expense reimbursement - 6/15		1,188

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           June 30, 2017

			Cash	Quarterly		Date
Month	Year		Disbursements **	Fee Due	Check No.	Paid

January	2017		$857,879
February	2017		$ 997,200
March	2017		$ 1,118,447

TOTAL 1st Quarter			$ 2,973,527	$ 9,750	46740	April 20, 2017

April	2017		$ 1,287,849
May	2017		$ 713,750
June	2017		$ 1,664,908

TOTAL 2nd Quarter			$ 3,666,507	$ 10,400	47067	July 20, 2017

July	2017
August	2017
September	2017

TOTAL 3rd Quarter

October	2017
November	2017
December	2017

TOTAL 4th Quarter

FEE SCHEDULE (as of DECEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee		Quarterly Disbursements		Fee
$0 to $14,999.....................		$325		$1,000,000 to $1,999,999....................		$6,500
$15,000 to $74,999.............		$650		$2,000,000 to $2,999,999...................		$9,750
$75,000 to $149,999.............		$975		$3,000,000 to $4,999,999.....................		$10,400
$150,000 to $224,999.........		$1,625		$5,000,000 to $14,999,999 …….		$13,000
$225,000 to $299,999..........		$1,950		$15,000,000 to $29,999,999….		$20,000
$300,000 to $999,999.........................		$4,875		$30,000,000 or more		$30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    June 30, 2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from June 1st through June 30th, there were no material unusual or non-recurring accounting transactions recorded in the accompanying financial statements.

The Debtor continues discussions with the secured lenders about their desired plans to move forward, which include reorganizing in a manner similar to the Plan previously submitted, but with a parallel process for possible sale of the Debtor’s assets.

Other significant events after the close of the reporting period:

On July 26, 2017, the Debtor filed a motion for entry of orders to: 1) establish bidding and sale procedures, 2) establish procedures related to the assumption and assignment of certain executory contracts and unexpired leases, 3) approve the sale of assets, and 4) grant related relief. The Debtor also filed a motion to shorten notice to 12 days for items 1) and 2) above. The procedures currently provide for an auction for the sale of substantially all of the Debtor’s assets to be held on August 28, 2017. On July 27, 2017, the Court granted the Debtor’s motion to shorten notice to 12 days, or August 7, 2017 and set a hearing is set for August 15, 2017, in the event objections to the bid procedures motion are raised.

Rev. 1/15/14